VAN KAMPEN UNIT TRUSTS, SERIES 630

                Ardour Global Alternative Energy Portfolio 2007-1

              SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 14, 2006

     Notwithstanding anything to the contrary in the prospectus, the stock of Clipper Windpower Plc has been replaced by a proportionate amount of each of the other stocks in the Portfolio in accordance with the terms of the Trust Agreement.

Supplement Dated:  December 20, 2006